Exhibit 10.1

AMENDMENT TO PLAN SUPPORT AGREEMENT

THIS AMENDMENT dated as of November 3, 2016 (this “Amendment”) is entered into by and among:

(i) CHC Group Ltd. (the “Company”);

(ii) 6922767 Holding SARL, Capital Aviation Services B.V., CHC Cayman ABL Borrower Ltd., CHC Cayman ABL Holdings Ltd., CHC Cayman Investments I Ltd., CHC Den Helder B.V., CHC Global Operations (2008) ULC, CHC Global Operations Canada (2008) ULC, CHC Global Operations International ULC, CHC Helicopter (1) S.à r.l., CHC Helicopter (2) S.à r.l., CHC Helicopter (3) S.à r.l., CHC Helicopter (4) S.à r.l., CHC Helicopter (5) S.à r.l., CHC Helicopter Australia Pty Ltd, CHC Helicopter Holding S.à r.l., CHC Helicopter S.A., CHC Helicopters (Barbados) Limited, CHC Helicopters (Barbados) SRL, CHC Holding (UK) Limited, CHC Holding NL B.V., CHC Hoofddorp B.V., CHC Leasing (Ireland) Limited, CHC Netherlands B.V., CHC Norway Acquisition Co AS, Heli-One (Netherlands) B.V., Heli-One (Norway) AS, Heli-One (U.S.) Inc., Heli-One (UK) Limited, Heli-One Canada ULC, Heli-One Holdings (UK) Limited, Heli-One Leasing (Norway) AS, Heli-One Leasing ULC, Heli-One USA Inc., Heliworld Leasing Limited, Integra Leasing AS, Lloyd Bass Strait Helicopters Pty. Ltd., Lloyd Helicopter Services Limited, Lloyd Helicopter Services Pty. Ltd., Lloyd Helicopters International Pty. Ltd., Lloyd Helicopters Pty. Ltd., Management Aviation Limited, each such entity an affiliate of the Company (such entities, together with the Company, the “CHC Parties” and each a “CHC Party”);

(iii) the undersigned beneficial holders, or investment advisors or managers for the account of such beneficial holders together with their respective successors and permitted assigns (each, a “Plan Sponsor” and, collectively, the “Plan Sponsors”), of the 9.25% Senior Secured Notes due 2020 issued under that certain Indenture, dated as of October 4, 2010, by and among CHC Helicopter S.A., as issuer, each of the guarantors named therein, HSBC Corporate Trustee Company (UK) Limited, as collateral agent, and The Bank of New York Mellon, as indenture trustee;

(iv) the Official Committee of Unsecured Creditors (the “UCC”);1

(v) The Milestone Aviation Group Limited (“Milestone”) and The Milestone Aviation Asset Holding Group No. 1 Ltd (“Milestone 1”), The Milestone Aviation Asset Holding Group No. 8 Ltd (“Milestone 8”), The Milestone Aviation Asset Holding Group No. 20 Ltd (“Milestone 20”), The Milestone Aviation Asset Holding Group No. 25 Ltd (“Milestone 25” and together with Milestone 1, Milestone 8 and Milestone 20, the “Milestone Beneficial Owners”), Milestone Export Leasing, Limited (“Milestone Export”), GE Capital Equipment Finance Ltd (“GE Capital”) and GE European Equipment Finance (Aircraft No. 2) Limited (“GE European” and together with Milestone Export and GE Capital, the “Milestone Lessors”) (each of Milestone, the Milestone Beneficial Owners, and the Milestone Lessors, a “Milestone Party” and collectively, the “Milestone Parties”),

1 The capitalized term “UCC” does not apply to the members of the UCC in their individual capacities. All members of the UCC reserve and retain their individual rights, whatever they may be, with respect to this Amendment and any motions filed before the Bankruptcy Court. For the avoidance of doubt, the obligations set forth in this Amendment shall be construed to bind any individual member of the UCC only if such member has separately executed this Amendment or a Joinder Agreement in its individual capacity.

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(vi) Marble Ridge Capital L.P. (“Marble Ridge”) as a beneficial holder (or an investment advisor to or manager for the account of such a holder) of 9.375% Senior Notes due 2021, issued by CHC Helicopter S.A. pursuant to that certain indenture, dated as of May 13, 2013, by and among CHC Helicopter S.A., as issuer, each of the guarantors named therein and Law Debenture Trust Company, as successor trustee; and

(vii) Solus Alternative Asset Management LP (“Solus” and, together with Marble Ridge, the “Individual Creditor Parties”) as a beneficial holder (or an investment advisor to or manager for the account of such a holder) of Unsecured Notes.

The CHC Parties, the Plan Sponsors, the UCC, the Milestone Parties and the Individual Creditor Parties are referred to herein as the “Amendment Parties” and each individually as an “Amendment Party.” Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the PSA (as defined below).

RECITALS

WHEREAS, the Amendment Parties (together with certain other parties) entered into that certain Plan Support Agreement dated as of October 11, 2016 (as amended, supplemented or otherwise modified from time to time, the “PSA”);

WHEREAS, the Amendment Parties wish to amend certain provisions of the PSA; and

WHEREAS, the Amendment Parties wish to take such actions necessary to give effect to such amendments.

AMENDMENTS

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the PSA, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Amendment Parties agree as follows:

Section 1.          Amendments.

(a)          Section 5(b)(viii) of the PSA is hereby amended and restated in its entirety as follows:

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“(viii)      incur, create, assume or suffer to exist any indebtedness or any guarantee of any indebtedness of any of the CHC Parties or the CHC Parties’ direct and indirect subsidiaries and affiliates, except (A) indebtedness and guarantees existing and outstanding as of September 1, 2016, (B) trade payables, and with liabilities arising and incurred in the ordinary course of business consistent past practice and (C) intercompany indebtedness among the CHC Parties or the CHC Parties’ direct and indirect subsidiaries and affiliates, consistent with their respective cash management systems or as contemplated by the restructuring transactions to be outlined in an exhibit to the CHC Plan;”

(b)          Subsections (A), (B), (D), (E), (F) and (G) of Section 6(a)(ii) of the PSA are hereby amended and restated in their entirety as follows:

“(A)         obtain entry of the PSA Approval Order by the Bankruptcy Court as soon as reasonably practicable and in no event later than November 23, 2016;”

“(B)         file the CHC Plan and CHC Disclosure Statement with the Bankruptcy Court by no later than November 11, 2016, which CHC Plan and CHC Disclosure Statement shall be in all respects reasonably acceptable to the CHC Parties, the Requisite Plan Sponsors and the UCC;”

“(D)         obtain entry of the CHC Disclosure Statement Order and the Rights Offering Order by the Bankruptcy Court no later than December 22, 2016, which orders shall be in all respects reasonably acceptable to the CHC Parties, the Requisite Plan Sponsors and the UCC;”

“(E)         commence the Solicitation and Rights Offering no later than five (5) business days after both the entry of the CHC Disclosure Statement Order and the order approving the Rights Offering Procedures by the Bankruptcy Court;”

“(F)         obtain the entry by the Bankruptcy Court of the Final Cash Collateral Order by no later than November 30, 2016, which order is in all respects reasonably acceptable to the CHC Parties, Plan Sponsors and the UCC;”

“(G)         obtain the entry of a Final Order confirming the CHC Plan pursuant to section 1129 of the Bankruptcy Code (the “Confirmation Order”) by no later than March 17, 2017, which CHC Plan and Confirmation Order are in all respects reasonably acceptable to the CHC Parties, the Requisite Plan Sponsors and the UCC; or”

(c)          Section 6(e)(vii) of the PSA is hereby amended and restated in its entirety as follows:

“(vii)       if the Confirmation Order is not entered by March 31, 2017, which CHC Plan and Confirmation Order are in all respects reasonably acceptable to the CHC Parties, Requisite Plan Sponsors and UCC;”

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(d)          Section 10 of the PSA is hereby amended and restated in its entirety as follows:

“This Agreement may be modified, amended or supplemented, and any terms may be waived, only upon written approval of the CHC Parties (which written approval may be executed by the Company on behalf of all the CHC Parties), the Requisite Plan Sponsors and the UCC, and, solely to the extent such modification, amendment, supplement or waiver materially, adversely, disproportionately and directly impacts (x) the treatment of any Claims of the Individual Creditor Parties or the Milestone Parties, held directly or indirectly through the Milestone Trustees acting on its behalf, (y) the rights or obligations of the Individual Creditor Parties or the Milestone Parties hereunder or (z) the terms of the Milestone Term Sheet and Milestone Documents with respect to the Milestone Parties, upon written approval of the Individual Creditor Parties or the Milestone Parties (which written approval may be executed by Milestone on behalf of all the Milestone Parties), to the extent applicable to such Party; provided that if the modification, amendment, supplement or waiver at issue materially, adversely and directly impacts the treatment or rights of any Plan Sponsor differently than any other Plan Sponsor other than as set forth in this Agreement, the agreement in writing of such Plan Sponsor shall also be required for such modification, amendment, supplement or waiver to be effective. Any modification, amendment, supplement or waiver made in compliance with this Section 10 shall be binding on all Parties, regardless of whether a particular Party has executed or consented to such modification, amendment, supplement or waiver. Notwithstanding anything to the contrary herein, the Milestone Term Sheet and the Milestone Documents may not be modified, amended, or supplemented, nor may any terms therein be waived, without the express written consent of the Milestone Parties (which written approval may be executed by Milestone on behalf of all the Milestone Parties).”

(e)          The Milestone Term Sheet (which was attached to the PSA as Exhibit C) is hereby amended in the form set forth in Exhibit A hereto.

Section 2.          Effectiveness. This Amendment shall become effective and binding on the Amendment Parties in accordance with the terms of the PSA upon the execution and delivery by the CHC Parties, the Requisite Plan Sponsors, the UCC, the Milestone Parties and the Individual Creditor Parties of an executed signature page hereto; provided, however, the CHC Parties, the Requisite Plan Sponsors and the UCC expressly reserve all rights, and take no position, with respect to whether the consent of the Individual Creditor Parties is required pursuant to Section 10 of the PSA in order for this Amendment to become effective and binding.

Section 3.          Miscellaneous.

3.1           Except as specifically set forth herein, the terms of the PSA shall remain in full force and effect and are hereby ratified and confirmed.

3.2           This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Amendment delivered by facsimile, PDF or otherwise shall be deemed to be an original for the purposes of this paragraph.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Amendment Parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

CHC PARTIES

CHC Group Ltd.

By:	/s/ Karl Fessenden
Name: Karl Fessenden
Title: President and Chief Executive Officer

6922767 Holding SARL

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Class A Manager

Capital Aviation Services B.V.

By:	/s/ Chris Krajewski
Name: Chris Krajewski
Title: Director

CHC Cayman ABL Borrower Ltd.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Director

CHC Cayman ABL Holdings Ltd.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Director

[ Signature Page to Amendment to PSA ]

CHC Cayman Investments I Ltd.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Director

CHC Den Helder B.V.

By:	/s/ Chris Krajewski
Name: Chris Krajewski
Title: Director

CHC Global Operations (2008) ULC

By:	/s/ Paul King
Name: Paul King
Title: Senior Vice President and Chief Information Officer

CHC Global Operations Canada (2008) ULC

By:	/s/ Paul King
Name: Paul King
Title: Senior Vice President and Chief Information Officer

CHC Global Operations International ULC

By:	/s/ Paul King
Name: Paul King
Title: Senior Vice President and Chief Information Officer

CHC Helicopter (1) S.à r.l.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Class A Manager

[ Signature Page to Amendment to PSA ]

CHC Helicopter (2) S.à r.l.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Class A Manager

CHC Helicopter (3) S.à r.l.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Class A Manager

CHC Helicopter (4) S.à r.l.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Class A Manager

CHC Helicopter (5) S.à r.l.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Class A Manager

CHC Helicopter Australia Pty Ltd

By:	/s/ Lee Eckert
Name: Lee Eckert
Title: Finance Director

CHC Helicopter Holding S.à r.l.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Class A Manager

[ Signature Page to Amendment to PSA ]

CHC Helicopter S.A.

By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Class A Manager

CHC Helicopters (Barbados) Limited

By:	/s/ John R.S. Mackenzie
Name: John R.S. Mackenzie
Title: Director

CHC Helicopters (Barbados) SRL

By:	/s/ John R.S. Mackenzie
Name: John R.S. Mackenzie
Title: Manager

CHC Holding (UK) Limited

By:	/s/ Dennis Corbett
Name: Dennis Corbett
Title: Director

CHC Holding NL B.V.

By:	/s/ Chris Krajewski
Name: Chris Krajewski
Title: Director

CHC Hoofddorp B.V.

By:	/s/ Chris Krajewski
Name: Chris Krajewski
Title: Director

[ Signature Page to Amendment to PSA ]

CHC Leasing (Ireland) Limited

By:	/s/ Declan Moloney
Name: Declan Moloney
Title: Director

CHC Netherlands B.V.

By:	/s/ Chris Krajewski
Name: Chris Krajewski
Title: Director

CHC Norway Acquisition Co AS

By:	/s/ Edward Herbert Lane
Name: Edward Herbert Lane
Title: Managing Director

Heli-One (Netherlands) B.V.

By:	/s/ Chris Krajewski
Name: Chris Krajewski
Title: Director

Heli-One (Norway) AS

By:	/s/ Edward Herbert Lane
Name: Edward Herbert Lane
Title: Managing Director

[ Signature Page to Amendment to PSA ]

Heli-One (U.S.) Inc.

By:	/s/ Anthony DiNota
Name: Anthony DiNota
Title: President

Heli-One (UK) Limited

By:	/s/ Dennis Corbett
Name: Dennis Corbett
Title: Director

Heli-One Canada ULC

By:	/s/ Paul King
Name: Paul King
Title: Senior Vice President and Chief Information Officer

Heli-One Holdings (UK) Limited

By:	/s/ Dennis Corbett
Name: Dennis Corbett
Title: Director

Heli-One Leasing (Norway) AS

By:	/s/ Edward Herbert Lane
Name: Edward Herbert Lane
Title: Chairman

Heli-One Leasing ULC

By:	/s/ Paul King
Name: Paul King
Title: Senior Vice President and Chief Information Officer

[ Signature Page to Amendment to PSA ]

Heli-One USA Inc.

By:	/s/ Anthony DiNota
Name: Anthony DiNota
Title: President

Heliworld Leasing Limited

By:	/s/ Dennis Corbett
Name: Dennis Corbett
Title: Director

Integra Leasing AS

By:	/s/ Edward Herbert Lane
Name: Edward Herbert Lane
Title: Director

Lloyd Bass Strait Helicopters Pty. Ltd.

By:	/s/ Lee Eckert
Name: Lee Eckert
Title: Finance Director

Lloyd Helicopter Services Limited

By:	/s/ Dennis Corbett
Name: Dennis Corbett
Title: Director

Lloyd Helicopter Services Pty. Ltd.

By:	/s/ Lee Eckert
Name: Lee Eckert
Title: Finance Director

[ Signature Page to Amendment to PSA ]

Lloyd Helicopters International Pty. Ltd.

By:	/s/ Lee Eckert
Name: Lee Eckert
Title: Finance Director

Lloyd Helicopters Pty. Ltd.

By:	/s/ Lee Eckert
Name: Lee Eckert
Title: Finance Director

Management Aviation Limited

By:	/s/ Dennis Corbett
Name: Dennis Corbett
Title: Director

[ Signature Page to Amendment to PSA ]

REQUISITE PLAN SPONSORS

ALLIANCEBERNSTEIN L.P.

on behalf of its discretionary accounts

By:	/s/ Robert Schwartz

Name:	Robert Schwartz

Title:	Senior Vice President

Future Fund Board of Guardians

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities (F), L.P

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to PSA ]

Sankaty Credit Opportunities V AIV II (Master), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-A, L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-B (Master), L.P.

By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to PSA ]

Sankaty Managed Account (CalPERS), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President
Bain Capital High Income Partnership, L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President
Sankaty Managed Account (E), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Managed Account (FSS), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to PSA ]

Sankaty Managed Account (PSERS), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President
Sankaty Managed Account (TCCC), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Rio Grande FMC, L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to PSA ]

Sears Holdings Pension Trust By: Bain Capital Credit, LP, as Investment Manager
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-EU (Master), L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Sankaty Credit Opportunities VI-G, L.P.
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President
Los Angeles County Employees Retirement Association By: Bain Capital Credit, LP, as Manager
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

[ Signature Page to Amendment to PSA ]

American Century Capital Portfolios, Inc. – AC Alternatives Income Fund By: Bain Capital Credit, LP, as Subadvisor
By:	/s/ Andrew S. Viens

Name:	Andrew S. Viens

Title:	Executive Vice President

Carl Marks Strategic Investments, L.P.
By:	/s/ James F. Wilson

Name:	James F. Wilson

Title:	Managing Member

Carl Marks Strategic Opportunities Fund II, L.P.
By:	/s/ James F. Wilson

Name:	James F. Wilson

Title:	Managing Member

[ Signature Page to Amendment to PSA ]

Tennenbaum Special Situations IX-O, LP By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Tennenbaum Special Situations Fund IX-C, LP By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Tennenbaum Special Situations Fund IX, LLC By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

[ Signature Page to Amendment to PSA ]

Tennenbaum Opportunities Fund, VI, LLC By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner
Tennenbaum Special Situations IX-S, LP By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander

Name:	David Hollander

Title:	Managing Partner

Wayzata Opportunities Fund III, L.P. By: WOF III GP, L.P., its General Partner By: WOF III GP, LLC, its General Partner
By:	/s/ Mary Burns

Name:	Mary Burns

Title:	Authorized Signatory

[ Signature Page to Amendment to PSA ]

Wayzata Opportunities Fund Offshore III, L.P. By: Wayzata Offshore GP III, LLC, its General Partner
By:	/s/ Mary Burns

Name:	Mary Burns

Title:	Authorized Signatory

FRANKLIN ADVISERS, INC. as investment manager on behalf of certain funds and accounts
By:	/s/ Glenn Voyles

Name:	Glenn Voyles

Title:	Vice President

[ Signature Page to Amendment to PSA ]

UCC Official Committee of Unsecured Creditors

/s/ Douglas H. Mannal

Douglas H. Mannal

Counsel to the UCC

[ Signature Page to Amendment to PSA ]

INDIVIDUAL CREDITOR PARTIES Marble Ridge Capital L.P.
By:	/s/ Daniel Kamensky

Name:	Daniel Kamensky

Title:	Authorized Signatory

[ Signature Page to Amendment to PSA ]

Solus Alternative Asset Management LP
By:	/s/ C.J. Lanktree

Name:	C.J. Lanktree

Title:	EVP/Partner

[ Signature Page to Amendment to PSA ]

MILESTONE PARTIES The Milestone Aviation Group Limited
By:	/s/ Mark England

Name:	Mark England

Title:	Assistant Secretary

Location:	Minerva House, 2nd Floor Simmonscourt Road Ballsbridge Dublin 4, Ireland

The Milestone Aviation Asset Holding Group No. 1 Ltd
By:	/s/ Mark England

Name:	Mark England

Title:	Director

Location:	Minerva House, 2nd Floor Simmonscourt Road Ballsbridge Dublin 4, Ireland

[ Signature Page to Amendment to PSA ]

The Milestone Aviation Asset Holding Group No. 8 Ltd
By:	/s/ Mark England

Name:	Mark England

Title:	Director

Location:	Minerva House, 2nd Floor Simmonscourt Road Ballsbridge Dublin 4, Ireland
The Milestone Aviation Asset Holding Group No. 20 Ltd
By:	/s/ Mark England

Name:	Mark England

Title:	Director

Location:	Minerva House, 2nd Floor Simmonscourt Road Ballsbridge Dublin 4, Ireland

[ Signature Page to Amendment to PSA ]

The Milestone Aviation Asset Holding Group No. 25 Ltd
By:	/s/ Mark England

Name:	Mark England

Title:	Director

Location:	Minerva House, 2nd Floor Simmonscourt Road Ballsbridge Dublin 4, Ireland

Milestone Export Leasing, Ltd.
By:	/s/ Mark England

Name:	Mark England

Title:	Company Secretary

Location:	Minerva House, 2nd Floor Simmonscourt Road Ballsbridge Dublin 4, Ireland

[ Signature Page to Amendment to PSA ]

GE Capital Equipment Finance Ltd.
By:	/s/ David Wallis (as attorney)

Name:	David Wallis

Title:	Lead Counsel, Corporate Aircraft

GE European Equipment Finance (Aircraft No. 2) Limited
By:	/s/ David Wallis (as attorney)

Name:	David Wallis

Title:	Lead Counsel, Corporate Aircraft

[ Signature Page to Amendment to PSA ]

EXHIBIT A

AMENDMENT TO THE MILESTONE TERM SHEET

AMENDMENT NO.1

TO TERM SHEET

This Amendment No.1 to Term Sheet (the “Amendment”) is entered into as of November 3, 2016, between CHC Group Ltd., as debtor and debtor in possession (“CHC”) and The Milestone Aviation Group Limited (“Milestone”) and amends the Term Sheet dated October 11, 2016 between CHC and Milestone (the “Term Sheet”).

WHEREAS:

CHC and Milestone (together the “Parties”) entered into the Term Sheet. The Parties intend to amend the Term Sheet as set out in Clause 2 herein.

IT IS AGREED as follows:

1.	Definitions

Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Term Sheet.

2.	Amendment

The Parties herein agree that the Term Sheet shall be amended with effect from the date of this Amendment as follows:

The definition of “Qualified Plan Confirmation Order Outside Date” shall be deleted in its entirety and replaced with the following:

“Qualified Plan Confirmation Order Outside Date” shall mean March 17, 2017.

3.	General

3.1	Sections 4.3 (Confidentiality), 4.4 (Miscellaneous) and 4.5 (Governing Law) of the Term Sheet are hereby incorporated by reference into (and made part of) this Amendment as if fully set forth herein and any reference in such sections to “this Term Sheet” shall be read to refer to “this Amendment”.

3.2	No variation of this Amendment shall be effective unless made in writing and signed by or on behalf of the Parties.

3.3	The Term Sheet shall remain in full force and unchanged in relation to any other matters not expressly set out in this Amendment and any reference in the Term Sheet to “this Term Sheet” shall be read and construed as a reference to the Term Sheet as amended by this Amendment.

3.4	The effectiveness of this Amendment is conditioned upon and subject to the approval of the United States Bankruptcy Court for the Northern District of Texas.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment No. 1 to the Term Sheet on the date and year set out above.

THE MILESTONE AVIATION GROUP LIMITED		CHC GROUP LTD.

By:	/s/ Mark England	By:	/s/ Nicolas P. Stable
	Name: Mark England		Name: Nicolas P. Stable
	Title: Assistant Secretary Location: Minerva House 2nd Floor Smimonscourt Road Ballsbridge Dublin 4, Ireland		Title: Vice President

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